UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

HOUSTON AMERICAN ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-222-6966
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07—Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Houston American Energy Corp (the “Company”) was held on June 15, 2010, at which the following matters were submitted for a vote to the Company’s shareholders:

Proposal 1:	To elect two Class A directors to serve for the term of three years and until their successors are duly elected and have qualified. All nominees were elected as directors with the following vote:

Nominee	Votes For	Votes Against	Abstentions and Broker Non-Votes

Edwin Broun III	19,069,302	200	8,437,739
Stephen Hartzell	19,516,488	200	7,990,553

Proposal 2:	To ratify the selection of GBH CPAs, PC as the independent registered public accounting firm for the fiscal year ending December 31, 2010. This proposal was approved with the following vote:

Votes For	Votes Against	Abstentions

27,425,967	73,675	7,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: June 17, 2010
	By:	/s/ James J. Jacobs
James J. Jacobs
Chief Financial Officer